SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
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The Gabelli Dividend & Income Trust
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THE GABELLI DIVIDEND & INCOME TRUST

One Corporate Center
Rye, New York 10580-1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 2, 2011

To the Shareholders of
THE GABELLI DIVIDEND & INCOME TRUST

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Dividend & Income Trust, a Delaware statutory trust (the “Fund”), will be held on Thursday, June 2, 2011, at 8:00 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the “Meeting”) for the following purposes:

1.	To elect four (4) Trustees of the Fund by the holders of the Fund’s Common Shares and holders of its 5.875% Series A Cumulative Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares, 6.00% Series D Cumulative Preferred Shares, and Series E Auction Rate Preferred Shares (together, the “Preferred Shares”), voting together as a single class, and one (1) Trustee to be elected by the holders of the Fund’s Preferred Shares, voting as a separate class (Proposal 1);

2.	If properly presented at the Meeting, to act upon the shareholder proposal presented under the heading “Shareholder Proposal” in the Proxy Statement accompanying this Notice. (Proposal 2);

3.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 21, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR VOTING INSTRUCTION FORM. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Trustees,

AGNES MULLADY
Secretary

April 25, 2011

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp. (2) ABC Corp. (3) ABC Corp. c/o John Doe, Treasurer (4) ABC Corp., Profit Sharing Plan	ABC Corp. John Doe, Treasurer John Doe John Doe, Trustee
Trust Accounts
(1) ABC Trust (2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Executor Estate of Jane Smith	John B. Smith John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with the proxy card or voting instruction form.

The Solicitation Agent for the Annual Meeting is:

Morrow & Co., llc

You may obtain information regarding the Annual Meeting
from the Solicitation Agent as follows:

470 West Avenue — 3rd Floor
Stamford, CT 06902

Banks and Brokerage Firms, please call (203) 658-9400

Shareholders, please call (800) 969-2372

THE GABELLI DIVIDEND & INCOME TRUST

ANNUAL MEETING OF SHAREHOLDERS
June 2, 2011

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of The Gabelli Dividend & Income Trust, a Delaware statutory trust (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on Thursday, June 2, 2011, at 8:00 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the “Meeting”). A Notice of Annual Meeting of Shareholders and proxy card or voting instruction form accompany this Proxy Statement, all of which are first being mailed to shareholders on or about April 25, 2011.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $40,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2010, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580-1422, by calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the election of the nominees as Trustees as described in this Proxy Statement and “AGAINST” the shareholder proposal, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation, or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairman of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 130 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on March 21, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock outstanding: common shares, par value $0.001 per share (the “Common Shares”), and preferred shares consisting of (i) 5.875% Series A Cumulative Preferred Shares (“Series A Preferred”), (ii) Series B Auction Market Preferred Shares (“Series B Preferred”), (iii) Series C Auction Market Preferred Shares (“Series C Preferred”), (iv) 6.00% Series D Cumulative Preferred Shares (“Series D Preferred”), and (v) Series E Auction Rate Preferred Shares (“Series E Preferred”), each having a par value of $0.001 per share (together, the “Preferred Shares” and together with the Common Shares, the “Shares”). The holders of the Common Shares and Preferred Shares are each entitled to one vote for each full share held. On the record date, there were 82,994,637 Common Shares, 3,048,019 Series A Preferred, 3,600 Series B Preferred, 4,320 Series C Preferred, 2,542,296 Series D Preferred, and 4,860 Series E Preferred outstanding.

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding Common Shares or Preferred Shares.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders

1. Election of Trustees	Common and Preferred Shareholders, voting together as a single class, vote to elect three Trustees: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris, and Salvatore J. Zizza	Common and Preferred Shareholders, voting together as a single class, vote to elect three Trustees: Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris, and Salvatore J. Zizza
Preferred Shareholders, voting as a separate class, vote to elect one Trustee: Anthony J. Colavita

2. Shareholder Proposal (if properly presented)
Common and Preferred Shareholders, voting together as a single class

3. Other Business
Common and Preferred Shareholders, voting together as a single class

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT FOUR (4) TRUSTEES OF THE FUND

Nominees for the Board of Trustees

The Board consists of ten Trustees, seven of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Anthony J. Colavita, Frank J. Fahrenkopf, Jr., Anthonie C. van Ekris, and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each of the Trustees of the Fund has served in that capacity since the October 23, 2003 organizational meeting of the Fund. All of the Trustees of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Trustees are indicated below:

Nominees to Serve Until 2014 Annual Meeting of Shareholders
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.
Anthonie C. van Ekris
Salvatore J. Zizza

Trustees Serving Until 2013 Annual Meeting of Shareholders
Mario J. Gabelli, CFA
Mario d’Urso
Michael J. Melarkey

Trustees Serving Until 2012 Annual Meeting of Shareholders
James P. Conn
Salvatore M. Salibello
Edward T. Tokar

Under the Fund’s Declaration of Trust, Statements of Preferences, and the 1940 Act, holders of the Fund’s outstanding Preferred Shares, voting as a separate class, are entitled to elect two Trustees, and holders of the Fund’s outstanding Common Shares and Preferred Shares, voting together as a single class, are entitled to elect the remaining Trustees. The holders of the Fund’s outstanding Preferred Shares would be entitled to elect the minimum number of additional Trustees that would represent a majority of the Trustees in the event that dividends on the Fund’s Preferred Shares are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Messrs. Colavita and Conn are currently the Trustees elected solely by the holders of the Fund’s Preferred Shares. A quorum of the Preferred Shareholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered. Mr. Conn’s term as Trustee is scheduled to expire at the Fund’s 2012 Annual Meeting of Shareholders, and therefore is not standing for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Trustee under the Fund’s By-Laws.

Information About Trustees and Officers

Set forth in the table below are the existing Trustees, including those Trustees who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Trustees”), four of whom are nominated for reelection to the Board of the Fund, and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Trustees, their other directorships during the past five years, (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios in
Name, Position(s)	Length of		Other Directorships	Fund Complex
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee(3)

INTERESTED TRUSTEES:

Mario J. Gabelli Chairman and Chief Investment Officer Age: 68	Since 2003**	Chairman, Chief Executive Officer, and Chief Investment Officer Value -Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications) Director of RLJ Acquisition, Inc. (blank check company)	26

Salvatore M. Salibello Trustee Age: 65	Since 2003***	Certified Public Accountant and Managing Partner of the public accounting firm of Salibello & Broder LLP since 1978	Director of Kid Brands, Inc. (group of companies in infant and juvenile products); and until September 2007, Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)	3

Edward T. Tokar Trustee Age: 63	Since 2003***	Senior Managing Director of Beacon Trust Company (trust services) since 2004; Chief Executive Officer of Allied Capital Management LLC (1997-2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services); Trustee of Levco Series Trust Mutual Funds through 2005; Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors Fund (BPI) LLC through December 2007; Director of Teton Advisors, Inc. (financial services) (2008-2010)	2

INDEPENDENT TRUSTEES/NOMINEES(4):

Anthony J. Colavita[6] Trustee Age: 75	Since 2003*	President of the law firm of Anthony J. Colavita, P.C.	—	34

James P. Conn[6] Trustee Age: 73	Since 2003***	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008; Director of La Quinta Corp. (hotels) through January 2006	18

Mario d’Urso Trustee Age: 70	Since 2003**	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	—	5

	Term of			Number of
	Office and			Portfolios in
Name, Position(s)	Length of		Other Directorships	Fund Complex
Address(1)	Time	Principal Occupation(s)	Held by Trustee	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Trustee(3)

INDEPENDENT TRUSTEES/NOMINEES[5]:

Frank J. Fahrenkopf, Jr. Trustee Age: 71	Since 2003*	President and Chief Executive Officer of the American Gaming Association; Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	6

Michael J. Melarkey Trustee Age: 61	Since 2003**	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)	5

Anthonie C. van Ekris Trustee Age: 76	Since 2003*	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	Director of Aurado Energy Inc. (oil and gas operations) through 2005	20

Salvatore J. Zizza Trustee Age: 65	Since 2003*	Chairman of Zizza & Co., Ltd. (financial consulting) since 1978; Chairman of Metropolitan Paper Recycling Inc. (recycling) since 2006; Chairman of BAM Inc., (manufacturing); Chairman of E-Corp English (global English instruction for corporate personnel) since 2009	Non-Executive Chairman and Director of Harbor BioSciences. Inc. (biotechnology); Vice-Chairman and Director of Trans-Lux Corporation (business services); Chairman, Chief Executive Officer, and Director of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009	28

OFFICERS[7]:

Bruce N. Alpert President Age: 59	Since 2003	Executive Vice President (since 1999) and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 to 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 44	Since 2003	Vice President of the Fund since 2003; Vice President of other closed-end funds in the Gabelli/GAMCO Funds Complex; Vice President of Gabelli Funds, LLC since 1996

Term of
Office and
Name, Position(s)	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(2)	During Past Five Years

Peter D. Goldstein Chief Compliance Officer Age: 58	Since 2004	Director of Regulatory Affairs for GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

Laurissa M. Martire Vice President and Ombudsman Age: 34	Since February 2010	Ombudsman of the Fund since 2010; Vice President or Ombudsman of other closed-end Funds in the Gabelli GAMCO Funds Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

(1)	Address: One Corporate Center, Rye, NY 10580 - 1422.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of Common Shares of the Fund. Mr. Salibello may be considered to be an “interested person” of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Adviser. Mr. Tokar is considered to be an “interested person” of the Fund as a result of his son’s employment by an affiliate of the Adviser.
(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees.
(6)	Trustee elected solely by holders of the Fund’s Preferred Shares.
(7)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

*	Nominee to serve, if elected, until the Fund’s 2014 Annual Meeting of Shareholders or until his successor is duly elected and qualified.
**	Term continues until the Fund’s 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
***	Term continues until the Fund’s 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his/her duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Trustee’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and experience.

Anthony J. Colavita, Esq. Mr. Colavita is a practicing attorney with over forty-nine years of experience, including the field of business law. He is the Chair of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

James P. Conn. Mr. Conn is the lead independent Trustee of the Fund, a member of the Fund’s Proxy Voting Committee and the ad hoc Pricing Committee (described below under “Trustees — Leadership Structure and Oversight Responsibilities”), and also serves on comparable or other board committees for other funds in the Fund Complex on whose boards he sits. He was a senior business executive of an insurance holding company for much of his career, including service as Chief Investment Officer. Mr. Conn has been a director of several public companies in banking and other industries, and was lead Director and/or Chair of various committees. He received his Bachelor of Science in Business Administration from Santa Clara University.

Mario d’Urso. Mr. d’Urso is a former Senator and Undersecretary of Commerce in the Italian government. He is a member of the board of other funds in the Fund Complex. He is former Chairman of Mittel Capital Markets S.p.A., a boutique investment bank headquartered in Italy, and former Partner and Managing Director at investment banks Kuhn Loeb & Co. and Shearson Lehman Brothers Co. He previously served as President of The Italy Fund, a closed-end fund investing mainly in Italian listed and non-listed companies. Mr. d’Urso received his Masters Degree in comparative law from George Washington University and was a practicing attorney in Italy.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He is a member of the Fund’s Audit Committee, ad hoc Pricing Committee, and serves in this same capacity with respect to other Funds in the Fund Complex. He presently is Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute which he founded in 1984. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and 20 other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. Additionally, he has over twenty years of experience as a member of the board of directors of First Republic Bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Mario J. Gabelli. Mr. Gabelli is Chairman of the Board of Trustees and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. (“GAMCO”), a NYSE-listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University School of Business.

Michael J. Melarkey, Esq. Mr. Melarkey is a practicing attorney specializing in business, estate planning, and gaming regulatory work with over thirty-four years of experience. He is a member of the Fund’s Nominating Committee and also serves in this same capacity with respect to some of the other funds in the Fund Complex on whose boards he sits. Mr. Melarkey also is a member of the multi-fund ad hoc Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex. He is currently a Director of a natural gas utility company and chairs its Nominating and Corporate Governance Committee. Mr. Melarkey acts as a Trustee and officer for several private charitable organizations, is an owner of two northern Nevada casinos and a real estate development company and acts as a trustee of one and an officer of another private oil and gas company. Mr. Melarkey received his Bachelor of Arts from the University of Nevada, Reno, his Juris Doctor from the University of San Francisco School of Law, and his Masters of Law in Taxation from New York University School of Law.

Salvatore M. Salibello. Mr. Salibello is a Certified Public Accountant and Managing Partner of a certified registered public accounting firm with forty-three years of experience in public accounting. He is a member of the board of other funds in the Gabelli Fund Complex. He is currently a director of Kid Brands, Inc., a NYSE listed company, and chairs its Audit Committee. Mr. Salibello was formerly a director of an independent community bank and chaired its Audit Committee. Mr. Salibello received his Bachelor of Business Administration in Accounting from St. Francis College and his Masters in Business Administration in Finance from Long Island University.

Edward T. Tokar. Mr. Tokar has been the Senior Managing Director of Beacon Trust Company, a trust services company since 2004. He serves as Chairman of the Fund’s Proxy Voting Committee. Mr. Tokar also serves as a Director of an energy services company. He was previously the Chief Executive Officer of Allied Capital Management LLC and Vice President of Honeywell International Inc. Mr. Tokar formerly served as a Director or Trustee of Teton Advisors, Inc., DB Hedge Strategies Fund, Topiary Fund for Benefit Plan Investors (BPI) LLC and Levco Series Trust Mutual Funds. Mr. Tokar has over thirty-six years of investment experience in managing and directing investments in public and private securities involving stocks, bonds, high yield securities, private placements, international investments, and various partnership participations. As the former Vice President of Investments of Honeywell International Inc. and Chief Executive Officer of Allied Capital Management LLC, he was responsible for the investment of employee benefit fund assets worldwide, where his operations were widely recognized for excellence. He is a Trustee Emeritus of the College of William & Mary, and currently serves on the Board of the William & Mary Mason School of Business Foundation. Mr. Tokar has served on numerous advisory boards and professional organizations throughout his career. He is a Certified Public Accountant. Mr. Tokar graduated from the University of Maryland, with a Bachelor of Science degree with High Honors, and received a Masters in Business Administration from the College of William & Mary.

Anthonie C. van Ekris. Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for nineteen years. Mr. van Ekris serves on the boards of other funds in the Fund Complex, is the Chairman of one such fund’s Nominating Committee, and a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company and served on the boards of a number of public companies and for more than ten years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza. Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and real estate. He is the Chair of the Fund’s Audit Committee and has been designated the Fund’s Audit Committee Financial Expert. Mr. Zizza is a member of the Fund’s Nominating and Proxy Voting Committees, the ad hoc Pricing Committee and both multi-fund ad hoc Compensation Committees. In addition, he serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He previously served as the Chief Executive of a large NYSE listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Trustees — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Conn as the lead independent Trustee. The lead independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has a Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to address specific matters or assigns one of its members to work with trustees or directors of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate ad hoc multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Messrs. Gabelli, Salibello and Tokar are Independent Trustees, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes that are designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and nominee for election as Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee and nominee for election as Trustee.

	Dollar Range of	Aggregate Dollar Range of Equity
	Equity Securities Held	Securities Held in the
Name of Trustee/Nominee	in the Fund*(l)	Family of Investment Companies*(1)(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	E	E
Salvatore M. Salibello	A	E
Edward T. Tokar	C	E
INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita	C	E
James P. Conn	D	E
Mario d’Urso	A	E
Frank J. Fahrenkopf, Jr.	A	B
Michael J. Melarkey	D	E
Anthonie C. van Ekris**	D	E
Salvatore J. Zizza	C	E

*	Key to Dollar Ranges
A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

All shares were valued as of December 31, 2010.

**	Mr. van Ekris beneficially owns less than 1% of the common stock of LICT Corp., having a value of $63,600 as of December 31, 2010. LICT Corp. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund’s Adviser.

(1)	This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Rule 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below is the amount of shares beneficially owned by each Trustee, nominee for election as Trustee, and executive officer of the Fund.

	Amount and Nature of	Percent of Shares
Name of Trustee/Nominee/Officer	Beneficial Ownership(1)	Outstanding(2)

INTERESTED TRUSTEES:
Mario J. Gabelli	2,205,896(3) 8 Series B Preferred	2.7	% *
Salvatore M. Salibello	0	*
Edward T. Tokar	2,000	*
INDEPENDENT TRUSTEES/NOMINEES: (4)
Anthony J. Colavita	1,500(5)	*
James P. Conn	5,000	*
Mario d’Urso	0	*
Frank J. Fahrenkopf, Jr.	0	*
Michael J. Melarkey	3,464	*
Anthonie C. van Ekris	4,200	*
Salvatore J. Zizza	1,000	*
OFFICERS:
Bruce N. Alpert	100	*
	6,600 Series A Preferred(6)	*
	100 Series D Preferred(7)	*
Agnes Mullady	0	*

(1)	This information has been furnished by each Trustee, including each nominee for election as Trustee, and executive officer as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Rule 13(d)(3) of the 1934 Act. Reflects ownership of Common Shares unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The Trustees, including nominees for election as Trustee, and executive officers ownership as a group constitutes 2.7% of the total Common Shares outstanding and less than 1% of the total Preferred Shares outstanding.
(3)	Comprised of 130,156 Common Shares owned directly by Mr. Gabelli and 2,075,740 Common Shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.
(4)	None of the Independent Trustees nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2010.
(5)	Includes 500 Common Shares owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(6)	All 6,600 Series A Preferred Shares are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.
(7)	All 100 Series D Preferred Shares are owned by Mr. Alpert’s spouse for which he disclaims beneficial ownership.

The Fund pays each Trustee who is not affiliated with the Adviser or its affiliates a fee of $12,000 per year plus $1,500 per Board meeting attended, $1,000 per standing Committee meeting attended, and $500 per telephonic meeting attended, together with the Trustee’s actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the lead independent trustee receives an annual fee of $1,000, the Audit Committee Chairman receives an annual fee of $3,000, the Proxy Voting Committee Chairman receives an annual fee of $1,500, and the Nominating Committee Chairman receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Trustees during the fiscal year ended December 31, 2010 amounted to $190,572. During the fiscal year ended December 31, 2010, the Trustees of the Fund met six times, two of which were special meetings of the Board of Trustees. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Trustees in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Trustees on February 16, 2011. The Audit Charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 14, 2011, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2010, and discussed the audit of such financial statements with the independent registered public accounting firm.

In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2010.

Submitted by the Audit Committee of the Fund’s Board of Trustees
Salvatore J. Zizza, (Chairman)
Anthony J. Colavita
Frank J. Fahrenkopf, Jr.

February 16, 2011

The Audit Committee met three times during the fiscal year ended December 31, 2010. The Audit Committee is composed of three of the Fund’s Independent Trustees, namely Messrs. Colavita, Fahrenkopf, and Zizza. Each member of the Audit Committee has been determined by the Board of Trustees to be financially literate. Mr. Zizza has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K.

Nominating Committee

The Board of Trustees has a Nominating Committee composed of three Independent Trustees, namely Messrs. Colavita (Chairman), Melarkey, and Zizza. Each Nominating Committee Member is an Independent Trustee as determined under NYSE guidelines. The Nominating Committee met once during the fiscal year ended December 31, 2010. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Trustee of the Fund, and the person’s consent to be named as a Trustee if selected by the Nominating Committee and nominated by the Board of Trustees; and
•	If requested by the Nominating Committee, a completed and signed trustee’s questionnaire, including a supplement relating to the candidate’s satisfaction of the qualifications requirements set forth in the Fund’s By-Laws.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580 - 1422, and must be received by the Secretary no less than 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting or, if the meeting has moved by more than twenty-five days, no less than ten days following the date on which the public announcement of the date of such annual meeting is first made.

The Nominating Committee believes that the minimum qualifications for serving as a Trustee of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Trustees oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

The Nominating Committee considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly-traded, highly-regulated entity such as the Fund. The Fund’s governing documents state that a nominee for Trustee shall be at least twenty-one years of age and not older than such maximum age, if any, as the Trustees may determine and shall not be under legal disability. The Trustees have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying trustee candidates. For a discussion of experiences, qualifications, attributes or skills supporting the appropriateness of each Trustee’s service on the Fund’s Board, see the biographical information of the Trustees above in the section entitled “Information About Trustees and Officers.”

The Board of Trustees adopted a Nominating Committee Charter on May 12, 2004 and amended the charter on November 17, 2004. The charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Other Board Related Matters

The Board of Trustees has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate by either name or title. All such correspondence should be sent to The Gabelli Dividend & Income Trust, Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580 - 1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Trustees. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Trustees or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Trustee who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Trustees or nominees for election as Trustee to attend the Annual Meeting of Shareholders. Mr. Gabelli attended the Fund’s Annual Meeting of Shareholders held on May 17, 2010.

The following table sets forth certain information regarding the compensation of the Trustees by the Fund and executive officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2010. Mr. Austin is employed by the Fund and is not employed by the Adviser (although he may receive incentive-based compensation from affiliates of the Adviser.) Officers of the Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund
Name of Person and Position	the Fund	Complex Paid to Trustees*

INTERESTED TRUSTEES:
Mario J. Gabelli	$0	$0	(26)
Trustee and Chief Investment Officer
Salvatore M. Salibello Trustee	$19,333	$37,000	(3)

Edward T. Tokar Trustee	$21,500	$32,500	(2)

INDEPENDENT TRUSTEES/NOMINEES:
Anthony J. Colavita Trustee	$24,111	$254,500	(33)
James P. Conn Trustee	$20,375	$144,500	(17)
Mario d’Urso Trustee	$19,125	$46,500	(4)
Frank J. Fahrenkopf, Jr. Trustee	$21,100	$73,500	(5)
Michael J. Melarkey Trustee	$20,250	$50,000	(4)
Anthonie C. van Ekris Trustee	$19,250	$124,000	(19)
Salvatore J. Zizza Trustee	$25,528	$212,000	(27)
OFFICER:
Carter W. Austin Vice President	$200,000

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2010 by investment companies (including the Fund) or portfolios thereof that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2010. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for the fiscal years ended December 31, 2009 and 2010, respectively.

Fiscal Year Ended		Audit Related
December 31	Audit Fees	Fees*	Tax Fees**	All Other Fees

2009	$52,600	$9,400	$5,000	—
2010	$43,131	$11,538	$4,200	—

*	“Audit Related Fees” are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody’s Investors Service, Inc.
**	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee, at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2009 and December 31, 2010 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2009 and 2010, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580-1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Trustees, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received for the fiscal year ended December 31, 2010, the Fund believes that during that year such persons complied with all such applicable filing requirements except for one late Form 4 filing on behalf of Mr. Zizza.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The affirmative vote of a plurality of votes cast for each nominee by the shareholders entitled to vote for a particular nominee is necessary for the election of a Trustee. The affirmative vote of a majority of the shares (voting together as a single class) present in person or by proxy and entitled to vote on the shareholder proposal is required in order to approve the shareholder proposal. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 and Proposal 2 before the Meeting. Under the rules of the New York Stock Exchange, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1. However, Proposal 2 is not a “routine” matter and therefore brokers may not vote uninstructed shares in their discretion.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the six months ended June 30, 2011.

“Householding”

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

PROPOSAL 2: SHAREHOLDER PROPOSAL

The Fund has received one shareholder proposal from Western Investments Hedged Partners L.P., a hedge fund, requesting that the Board take steps to eliminate the Fund’s classified board structure that has been in place since the Fund’s inception. The shareholder has represented that it is the beneficial owner of at least $2,000 in market value of Common Shares of the Fund.

If properly presented, the following proposal will be voted on at the Meeting. Voting on this matter would serve only as an advisory vote. As required by the rules of the SEC, the text of the resolution and supporting statement of the shareholder, for which the Fund accepts no responsibility, are included below exactly as submitted by the shareholder. The Board’s statement in opposition to this proposal follows immediately after the proposal.

FOR THE REASONS DISCUSSED BELOW, YOUR BOARD OF TRUSTEES STRONGLY SUPPORTS THE FUND’S CLASSIFIED BOARD STRUCTURE AND THEREFORE UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE BOARD OF DIRECTORS’ POSITION AND AGAINST THE SHAREHOLDER’S PROPOSAL.

Shareholder Proposal

RESOLVED, that the stockholders of The Gabelli Dividend & Income Trust (“GDV”) hereby request that the Board of Directors of GDV (the “Board”) take the necessary steps to declassify the Board so that all directors are elected on an annual basis. Such declassification shall be completed in a manner that does not affect the unexpired terms of the previously elected directors.

SUPPORTING STATEMENT

We believe the annual election of all directors encourages board accountability to its stockholder constituents, and is generally held to be the standard for corporate governance best practices. In fact, Egan-Jones Proxy Services, Glass, Lewis & Co. and RiskMetrics Group/ISS, three of the leading proxy advisory firms, plus The Council of Institutional Investors, a nonprofit association of public, union and corporate pension funds with combined assets that exceed $3 trillion, all recommend that all members of the board be elected annually.

Currently, the Board is divided into three classes serving staggered three-year terms. A classified board protects the incumbents, which in turn dilutes the voice of stockholders and limits board accountability to stockholders. It is our belief that the classification of the Board is strong proof the Board is not acting in the best interests of stockholders.

RiskMetrics Group/ISS has noted that that “the only real motive for implementing a [classified board] is to make it more difficult to change control of the board” and that “empirical evidence has suggested that [a classified board] is not in stockholders’ best interests from a financial perspective.”

In this difficult market and economic environment, accountability for performance must be given to the stockholders whose capital has been entrusted in the form of share investments in GDV. We believe that if the Board was annually accountable to stockholders, the Board would address GDV’s:

•	Excessive Discount to Net Asset Value (“NAV”). Since March 17, 2004, shortly after GDV’s inception, GDV has traded at a persistent and excessive discount to NAV. In fact, since September 2008, GDV’s shares have had an average discount of more than 16%, bottoming out at an incredible 28.1% discount to NAV.

•	Failure to Conduct Significant Accretive Share Repurchases. Despite being authorized to repurchase shares, the Board has failed to conduct significant repurchases of common stock, which would have been accretive to NAV and earnings per share. History shows the Board has repeatedly chosen to maximize fee income for the manager rather than value for stockholders. Repurchases have averaged less than a tiny 0.4% per year since 2006.

Enacting this proposal would provide stockholders with the opportunity to annually evaluate and weed out ineffective directors, which would, we believe, keep the Board focused on maximizing stockholder value, its true responsibility.

For a greater voice in the corporate governance of GDV and to increase the accountability of the Board to stockholders, we urge you to vote FOR this proposal to declassify the Board.

STATEMENT OF BOARD OF TRUSTEES

After careful and thoughtful consideration, the independent Trustees, who constitute a majority of your Fund’s Trustees, have unanimously determined that this proposal is not in the best interests of the Fund or you, its shareholders, and accordingly recommend that you vote to protect the classified board structure that has served you so well.

We have an excellent and qualified Board that is committed to the Fund’s long-term ability to achieve its mission of generating a high level of total returns with an emphasis on dividends and income. The Board of Trustees believes that, in contrast to industrial companies, as a closed-end fund subject to extensive regulation by the SEC, the Fund and its shareholders have been well served by the classified board structure. This structure continues to provide the Fund and its shareholders with important benefits. The Fund was offered to investors with a classified board as an integral part of its structure, which strengthens the independence of the Board, provides stability and continuity of management and is consistent with the regulatory framework in which the Fund operates. The closed-end fund structure, in turn, enables the portfolio team to focus on investment opportunities, such as occurred in the first quarter of 2009, without concern over the flow of funds into or out of the Fund. This provides the underpinning for an informed and focused pursuit of the Fund’s investment objective. Since inception of the Fund in November of 2003, the Fund has outperformed the S&P 500 Index by 1% per year on a net asset value basis and 1.7% per year on average share price. With these elements in mind, the Nominating Committee and the Independent Trustees have considered the most effective structure for the Board and have determined that the current classified board structure is in the best interests of the Fund and its shareholders.

Consistency With Investment Company Act. The Investment Company Act, which regulates the Fund’s activities and the composition of its Board of Trustees, explicitly recognizes classified boards of directors. The Act recognizes that classified boards are consistent with the purposes of the Act, one of which is that investment companies should be managed and invest their assets in the interests of all classes of security holders rather than in the interest of their directors, officers, investment advisors or other affiliates. The Independent Trustees believe that the Fund’s board structure is consistent with the Investment Company Act.

Original Fund Structure. The Fund was originally offered to investors with a classified board as an integral part of its structure. The Board approved, and the Fund’s initial investor base embraced, the classified board as an element of the closed-end fund structure that has been part of the Fund’s success.

Fund Performance. The Fund has experienced a positive average annual total return since inception of 5.6% on a net asset value basis and 6.3% on average share price, in comparison to the average annual return of the S&P 500 Index of 4.6% over the same period.

Share Repurchases. The proponent complains that the Fund has not repurchased enough shares. However the Fund has repurchased over 2,000,000 shares at an aggregate investment of almost $33 million. The Fund monitors its share repurchases carefully in order to ensure that it retains substantial excess coverage for its leverage to protect against downturns such as occurred in 2008 and 2009.

Benefit of Leverage Through Preferred Shares. The Board considers the Fund’s use of leverage to be a contributor to the Fund’s historical record of outperforming the S&P 500 Index, as the Fund’s average cost of leverage (on which, unlike most closed-end funds, it pays no advisory fees if the Fund’s total return does not exceed the cost of leverage) has been approximately 4.5%, which is significantly less than its average annual total return of 5.6% on a net asset value basis. The Board considers protection of this leverage to be a benefit to the Fund’s common shareholders.

Stability and Continuity. In accordance with our organizational documents, our Board has from inception been divided into three classes that serve staggered three-year terms. The Board is structured this way to provide stability, continuity and independence, while also enhancing long-term planning and ensuring that, at any given time, there are experienced trustees serving on the Board who are familiar with the Fund, its business and its investment objective and are able to provide insight into the rationale and context for significant decisions. A classified Board also benefits the Fund and its shareholders because it helps attract and retain trustees who are willing to make long-term commitments of their time and energy.

Enhanced Independence. Electing trustees to three-year terms enhances the independence of non-management trustees by providing them with a longer term of office. This longer term provides additional independence from management and from special interest groups who may have an agenda contrary to the long-term interests of all shareholders. As a result, independent trustees are able to make decisions that are in the best interest of the Fund without having to consider annual elections.

The staggered board prevents a complete change in control, and a corresponding change in philosophy, in any one year. The staggered board allows all shareholders to make an informed decision whether or not to buy or sell, in an orderly fashion, for at least the better part of a year before there is a change of control.

Accountability to Shareholders. The proponent’s assertion that the classified board structure minimizes a trustee’s accountability to the Fund’s shareholders is unfounded. Trustees elected to three-year terms are just as accountable to shareholders as trustees elected annually, since all trustees are required to uphold their fiduciary duties to the Fund and its shareholders regardless of term.

Moreover, the Fund’s shareholders already have a variety of tools at their disposal to ensure that Trustees who are elected to a classified Board are accountable to them. These tools include withholding votes from Trustees who are standing for election, publicity campaigns and meeting with directors to express shareholder concerns. Shareholders have successfully used these accountability tools at many public companies, including closed-end investment companies like the Fund.

Risk Metrics/ISS Guidelines. The Independent Directors believe that the dynamics of closed-end funds are very different from those of industrial companies in relation to classified boards and need to be taken into account. Risk Metrics/ISS and others have expressed concern that a classified board could be used to thwart an attractive takeover offer. Takeovers of closed-end funds at a premium are highly unlikely under the Investment Company Act. The Board believes as a result that the Risk Metrics/ISS concern does not apply to closed-end funds.

* * * * *

It is important to note that shareholder approval of this proposal, which is advisory in nature, would not in itself declassify the Board. Approval of this proposal would advise the Board that a majority of the Fund’s shareholders voting at the meeting favor a change and would prefer that the Fund end the system of electing approximately one-third of Trustees each year. However, under the Fund’s organizational documents, a vote of at least 75% of the Fund’s outstanding shares would be required.

After careful consideration of this proposal, the Nominating Committee, the Independent Trustees and the entire Board have determined that retention of a classified board structure remains in the best interests of the Fund and its shareholders. The Board believes that the benefits of a classified board structure do not come at the expense of director accountability and that a classified board helps protect the Fund and its shareholders against special interests.

Approval of this proposal requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting.

FOR THESE REASONS, YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS PROTECTING YOUR CLASSIFIED BOARD BY VOTING “AGAINST” THIS PROPOSAL.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in 2012 (the “2012 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2012 proxy statement and proxy relating to that meeting no later than January 17, 2012. Rule 14a-8 under the 1934 Act (“Rule 14a-8”) specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Trustees or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2012 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on December 18, 2011 and no later than 5:00 p.m. Eastern time on January 17, 2012; provided, however, that if the 2012 Annual Meeting is to be held on a date that is earlier than April 21, 2012 or later than June 10, 2012, such notice must be received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2012 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2012 Annual Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD OR VOTING INSTRUCTION FORM.

April 25, 2011

GDV-PS-2011

*PROXY TABULATOR*
*P.O. BOX 9112*
*FARMINGDALE, NY 11735*

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS

**THE GABELLI DIVIDEND & INCOME TRUST**
**COMMON SHARES**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. To elect three (3) Trustees of the Fund:<br>**Nominees:**<br>01) Frank J. Fahrenkopf, Jr.<br>02) Anthonie C. van Ekris<br>03) Salvatore J. Zizza | 0 | 0 | 0 |

______________________________

**The Board of Trustees recommends a vote "AGAINST" Proposal 2.**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Shareholder Proposal to eliminate the Fund's classified board structure. | 0 | 0 | 0 |

**Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY TABULATORP.O. BOX 9112FARMINGDALE, NY 11735To vote by Internet1)Read the Proxy Statement and have the proxy card belowat hand.Go to website www.proxyvote.comFollow the instructions provided on the website.2)3)1)Read the Proxy Statement and have the proxy card belowat hand.Call 1-800-690-6903Follow the instructions.2)3)1)2)3)4)Read the Proxy Statement.Check the appropriate box on the proxy card below. Sign and date the proxy card.Return the proxy card in the envelope provided.Read the Proxy Statement.Check the appropriate box on the proxy card below. Sign and date the proxy card.Return the proxy card in the envelope provided.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: <XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE GABELLI DIVIDEND & INCOME TRUST COMMON SHARES The Board of Trustees recommends a vote “FOR” each nominee and “AGAINST” Proposal 2. For All WithholdAll For AllExcept To withholdauthorityto vote for any individual nominee(s), mark “For All Except” and write the number(s)of the nominee(s)on the line below.1 .To elect three (3) Trustees of the Fund:Nominees: 0 1 )Frank J. Fahrenkopf, Jr.0 2 )Anthonie C. van Ekris0 3 )Salvatore J. Zizza 000 F o rAgainst Abstain 2.Shareholder Proposal to eliminate the Fund’s classified board structure.3.To consider and vote upon such other matters, including adjournments, as may properly come before saidMeeting or any adjournments thereof. 000 AuthorizedSignatures—Thissectionmustbecompletedforyourvotetobecounted.—SignandDateBelow Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at www.proxyvote.com.<XXXXX>2THE GABELLI DIVIDEND & INCOME TRUSTThis proxy is solicited on behalf of the Board of TrusteesThe undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 16, 2011, at 9:00 am, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees, AGAINST the Shareholder Proposal if properly presented at the Meeting and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

*PROXY TABULATOR*
*P.O. BOX 9112*
*FARMINGDALE, NY 11735*

**To vote by Internet**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

**To vote by Telephone**

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

**To vote by Mail**

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

<XXXXX>3

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THE GABELLI DIVIDEND & INCOME TRUST**
**PREFERRED SHARES**

| | For All | Withhold All | For All Except |
|---|---|---|---|
| 1. To elect four (4) Trustees of the Fund: | 0 | 0 | 0 |

______________________

**Nominees:**

**The Board of Trustees recommends a vote "AGAINST" Proposal 2.**

| | For | Against | Abstain |
|---|---|---|---|
| 2. Shareholder Proposal to eliminate the Fund's classified board structure. | 0 | 0 | 0 |

**Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below**

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY TABULATORP.O. BOX 9112FARMINGDALE, NY 11735To vote by Internet1)Read the Proxy Statement and have the proxy card belowat hand.Go to website www.proxyvote.comFollow the instructions provided on the website.2)3)To vote by Telephone1)Read the Proxy Statement and have the proxy card belowat hand.Call 1-800-690-6903Follow the instructions.2)3)To vote by Mail1)2)3)4)Read the Proxy Statement.Check the appropriate box on the proxy card below. Sign and date the proxy card.Return the proxy card in the envelope provided.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: <XXXXX>3 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY THE GABELLI DIVIDEND & INCOME TRUST PREFERRED SHARES The Board of Trustees recommends a vote “FOR” each nominee and “AGAINST” Proposal 2. For All WithholdAll For AllExcept To withholdauthorityto vote for any individual nominee(s), mark “For All Except” and write the number(s)of the nominee(s)on the line below. 1 .To elect four (4) Trustees of the Fund:Nominees: 01)Anthony J. Colavita02)Frank J. Fahrenkopf, Jr.03)Anthonie C. van Ekris04)Salvatore J. Zizza 000 F o rAgainst Abstain 2.Shareholder Proposal to eliminate the Fund’s classified board structure.3.To consider and vote upon such other matters, including adjournments, as may properly come before saidMeeting or any adjournments thereof. 000 AuthorizedSignatures—Thissectionmustbecompletedforyourvotetobecounted.—SignandDateBelow Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at www.proxyvote.com.<XXXXX>4THE GABELLI DIVIDEND & INCOME TRUSTThis proxy is solicited on behalf of the Board of TrusteesThe undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Dividend & Income Trust (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 16, 2011, at 9:00 am, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Trustees, AGAINST the Shareholder Proposal if properly presented at the Meetingand in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.